UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

ADAGIO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 12, 2026, Adagio Medical Holdings, Inc. (the “Company”) received a notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the listing of its common stock was not in compliance with Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market, as the minimum bid price of the Company’s common stock was less than $1.00 per share for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”). The notification does not impact the listing of the Company’s common stock on The Nasdaq Capital Market at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the date of notification, or until December 9, 2026, to regain compliance with the Minimum Bid Price Requirement. During this period, the Company’s common stock will continue to trade on the Nasdaq Capital Market. If at any time before December 9, 2026, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of ten consecutive trading days, Nasdaq will provide written notification that the Company has achieved compliance with this minimum bid price requirement.

The Company is considering all available options to regain compliance with the listing rule. However, there can be no assurance that the Company will be able to regain compliance with the rule or will otherwise be in compliance with other Nasdaq listing criteria. In the event the Company does not regain compliance by December 9, 2026, a second 180-day compliance period may be available if the Company provides written notice to Nasdaq that it intends to regain compliance with the bid price requirement during the second 180-day compliance period, by effecting a reverse stock split if necessary, and meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, except for the bid price requirement. If the Company does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, then Nasdaq will notify the Company that its Common Stock is subject to delisting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2026

Adagio Medical Holdings, Inc.

By:	/s/ Deborah Kaster
Name:	Deborah Kaster
Title:	Chief Financial Officer and Chief Business Officer

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